UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/20/2007

News Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32352

Delaware	26-0075658
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1211 Avenue of the Americas
New York, NY 10036
(Address of principal executive offices, including zip code)

212-852-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 7.01.    Regulation FD Disclosure

News America Incorporated, a subsidiary of News Corporation, announced that it has further extended until July 27, 2007 at 5:00 p.m., New York City time, the expiration date of its offer to exchange up to US $1,000,000,000 of its 6.15% Senior Notes due 2037 for an equal amount of its privately placed 6.15% Senior Notes due 2037 issued on March 2, 2007. The exchange offer had initially been scheduled to expire at 5:00 p.m., New York City time, on July 13, 2007, but was extended to 5:00 p.m., New York City Time, on July 20, 2007.

A copy of the press release is attached hereto as exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits.

Exhibit
Number                 Description
________________________________________
99.1                       Press release of News Corporation dated July 20, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

News Corporation

Date: July 20, 2007	By:	/s/ Lawrence A. Jacobs
Lawrence A. Jacobs
Senior Executive Vice President and Group General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release of News Corporation dated July 20, 2007.